UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 4, 2026
_____________________________________________________________
D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

Other Transaction Agreement

On September 4, 2026 (the “Award Date”), D-Wave Quantum Inc. (the “Company”) entered into an Other Transaction Agreement (the “OTA”) under the U.S. CHIPS and Science Act, which is administered by the U.S. Department of Commerce (the “Department”).

Pursuant to the OTA, the Department has agreed to provide the Company with an award in an aggregate amount of up to $100,000,000 (the “Award”) to fund advanced microelectronics research and development related to prototyping of advanced semiconductor technology for quantum technology and scalable high-performance quantum components, including the development and integration of components, subsystems, systems and prototypes to accelerate and scale annealing and gate model superconducting quantum computers (the “Project”).

Funding Tranches

The Award will be disbursed to the Company in tranches based on the achievement of specified milestones. The Department will make an initial tranche of funding, in the amount of $53,552,620, available to the Company shortly following the Award Date. Following the Award Date, additional tranches of funding will be made available as follows: (a) $9,075,000 upon achievement of the first funding milestone; (b) $16,695,000 upon achievement of the second funding milestone; (c) $20,390,000 upon achievement of the third funding milestone; and (d) $287,380 in connection with the expected completion of all milestones. The milestones relate generally to the installation of tools and equipment, fabrication of quantum processing unit prototypes, process integration and the calibration and benchmarking of scaled quantum processing units.

Period of Performance

The period of performance of the OTA commences on the Award Date and terminates on the earlier of (i) the date all milestones have been completed and (ii) the fifth anniversary of the Award Date, subject to extension pursuant to the terms of the OTA and to earlier termination in accordance with the OTA (the “Period of Performance”).

Other Terms

The OTA contains other terms and conditions that are customary for agreements with the Department, including provisions giving the U.S. government a license to use intellectual property funded by the Award for government purposes, as well as march-in rights and provisions requiring domestic control and production of federally-funded inventions. The Department also has the right to exercise remedies, including termination, upon the Company’s non-compliance with the OTA and the Department may terminate the OTA for convenience upon 60 days’ prior written notice to the Company.

The foregoing description of the OTA does not purport to be complete and is qualified in its entirety by reference to the full text of the OTA, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Securities Issuance Agreement

In connection with the OTA, the Company will enter into a Securities Issuance Agreement with the Department (the “SIA”), pursuant to which the Company will issue to the Department 7,095,721 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at an issuance price of $14.093 per share. The issuance price is based on the lowest reported closing price of the Company’s common stock on (i) the date the first draft of the Letter of Intent for the Award (the “LOI”) was first transmitted to the Company by the Department, (ii) the date the LOI was executed and (iii) the Award Date, discounted by 15% in each case. The Shares, when issued, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.

Under the SIA, the “Award Period” will mean the period from the date of the SIA until the earliest of (i) the Company’s use of the full amount of the Award on Eligible Project Costs (as defined in the OTA), (ii) the end of the Period of Performance and (iii) the early termination of the OTA in accordance with its terms.

Transfer Restrictions

The SIA will include certain restrictions on the Department’s ability to transfer the Shares. Absent the Company’s prior written consent, the Department may transfer only up to a number of Shares equal to the total number of Shares issued to the Department under the SIA, multiplied by a percentage equal to the aggregate amount of Award funds the Company has withdrawn (net of amounts returned) divided by the maximum total amount of the Award. Additionally, the Department may not transfer any Shares (i) during the period beginning when the Department delivers notice terminating the OTA for convenience and ending 150 days after the end of the Award Period (or, if the Company exercises its repurchase right (described below), until expiration of the related repurchase closing period), or (ii) in a privately negotiated transaction to a competitor or prospective competitor of the Company or to any transferee whose ownership of the Shares could cause the Company to violate the OTA.

Repurchase Right

If the Department terminates the OTA for convenience prior to the end of the Award Period, the Company will have the right, exercisable by written notice delivered no earlier than 120 days and no later than 150 days following the end of the Award Period (unless otherwise agreed by the Department), to repurchase from the Department, for an aggregate purchase price of $1.00, a number of Shares equal to the total number of Shares issued to the Department, multiplied by a percentage equal to the sum of the Award funds the Company did not receive plus any Award funds the Company returned to the Department prior to being applied to Eligible Project Costs (as defined in the OTA), divided by the maximum total amount of the Award.

Voting Rights

For so long as the Shares are held by a U.S. governmental entity or instrumentality, or an entity in which the U.S. government has a majority, controlling ownership interest, such holder will not be entitled to vote those Shares at any meeting of the Company’s stockholders or by written consent, except with respect to certain matters on which such holder is entitled to vote as a matter of law that would adversely affect the powers, preferences, or rights of the applicable class of stock, or any merger, consolidation, or similar business combination involving the Company.

Registration Rights

The Company will agree to use commercially reasonable efforts to register the resale of the Shares. During any period when the resale registration is not effective, the Department will be entitled to customary piggyback registration rights. The Department will also have demand rights to sell the Shares in an underwritten offering, subject to certain limitations, including that any such offering must represent more than 20% of the total number of Shares issued to the Department, and that the Company will not be required to facilitate more than one underwritten offering in any 12-month period.

Following the execution of the SIA, the Company will file an amendment to this Current Report on Form 8-K (this “Report”) reporting the issuance of the Shares and filing the SIA as an exhibit thereto.

Item 7.01 Regulation FD Disclosure.

On September 8, 2026, the Company issued a press release announcing its entry into the OTA. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 to this Report, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Following the execution of the SIA, the Company intends to file a prospectus supplement registering the resale of the Shares by the Department pursuant to the Department’s registration rights described under Item 1.01 above.

The Company is providing the following additional risk factors to supplement the risks described in “Risk Factors” in the Company’s 2025 Form 10-K, Q1 2026 Form 10-Q and Q2 2026 Form 10-Q:

Risk Factors

The execution of the OTA and the anticipated execution of the SIA with the Department, the receipt of funding thereunder and the Department’s anticipated ownership of an equity interest in the Company may subject the Company and its stockholders to a number of risks and uncertainties.

•The timing and amount of funding under the OTA remain uncertain. The Company’s receipt of Award funds is subject to the terms and conditions of the OTA, and there can be no assurance that the Company will receive the anticipated funds on the expected timeline, in the anticipated amounts, or at all. The Company’s receipt of funds also depends on the continued

availability of appropriations from the U.S. government and the willingness and ability of the executive branch to provide the funding and support contemplated by the transactions.

•The transactions are subject to risks from changes in laws, regulations, or their interpretation, as well as shifts in federal administration and policy priorities. The legislative, judicial or executive branches of the U.S. government could determine in the future that all or a portion of the transactions were unauthorized, void or voidable. No agency or branch of the U.S. government other than the Department has made any commitment to support, or refrain from challenging, the transactions. Legal challenges, administrative rulings, litigation or geopolitical developments could materially impair funding, alter the Company’s obligations under the OTA, or otherwise adversely affect the anticipated benefits of the transactions and enforcement against a government counterparty is inherently uncertain given the defenses available to the U.S. government.

•The transactions are dilutive to existing stockholders. The anticipated issuance of the Shares to the Department at a discount to the current market price of the Company’s common stock is expected to be dilutive to existing stockholders.

•The Department’s equity position in the Company may limit potential future strategic transactions. Although the SIA is expected to restrict the Department’s ability to vote the Shares except with respect to certain specified matters, the existence of a U.S. government equity interest, together with the Department’s anticipated contractual rights, including registration rights, may limit the Company’s ability to pursue potential future strategic transactions that could be beneficial to stockholders, including by limiting the willingness of third parties to engage in such transactions with the Company.

•The financial, tax and accounting treatment of the transactions is uncertain. Given the novelty and complexity of the OTA and the anticipated SIA, the Company’s analysis of the financial, tax and accounting implications of its commitments and obligations thereunder has not been completed and may require significant time and attention from management, including the exercise of significant judgment in determining the appropriate accounting treatment. This analysis may result in the recognition of additional costs, charges or losses, or in restatements or other modifications of the Company's reported financial results, particularly if the Company is unable to timely pre-clear the accounting treatment with the relevant authorities.

•The Company may experience other adverse consequences resulting from the announcement or completion of the transactions. Given the limited number of precedents for transactions of this type involving the U.S. government taking an equity position in a company such as the Company, it is difficult to foresee all potential consequences. These may include adverse reactions from investors, employees, customers, suppliers or other business or commercial partners, as well as increased public or political scrutiny of the Company, and there may also be litigation relating to the transactions.

Any of the foregoing could have a material adverse effect on the Company’s revenue, operations, financial position, cash flows, access to financing, cost structure, competitiveness, reputation, profitability and prospects, and could exacerbate other risks discussed in our 2025 Form 10-K, Q1 2026 Form 10-Q and Q2 2026 Form 10-Q.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Report are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding the OTA, the SIA, the Award and the anticipated use of Award funds for the Project. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the risk that the Company does not realize the anticipated benefits of the OTA and the SIA; the risk that the timing and amount of funding under the Award differs from the Company’s expectations; the risk of dilution to existing stockholders from the anticipated issuance of the Shares to the Department; the risk that the transactions are challenged or impaired by changes in law, regulation or federal administration and policy priorities; and the other risks and uncertainties described above under the caption “Risk Factors” and under “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this Report in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 8, 2026.
10.1*	Other Transaction Agreement, dated September 4, 2026 by and between D-Wave Quantum Inc. and the United States Department of Commerce.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer